UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2016

Mercury Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts 01824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 4, 2016, Mercury Systems, Inc. (the “Company”) issued a press release announcing that it intends to offer shares of the Company’s common stock in an underwritten public offering. The press release is furnished as Exhibit 99.1 hereto.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

As previously reported, on March 23, 2016, the Company and Microsemi Corporation (“Microsemi”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Microsemi has agreed to sell all the membership interests in Microsemi LLC - RF Integrated Solutions (“RF LLC”) to Mercury (the “Acquisition”) for $300 million in cash on a cash-free, debt-free basis, subject to a working capital adjustment. RF LLC, directly and through subsidiaries, operates embedded security, RF and microwave, and custom microelectronics businesses of Microsemi (the “Carve-Out Business”). The Company is providing, through the filing of this Current Report on Form 8-K, certain historical financial information regarding RF LLC and the Carve-Out Business and certain pro forma condensed consolidated financial information regarding the Company, giving pro forma effect to the Acquisition and certain related transactions. The pro forma condensed consolidated financial information gives effect to the Company’s proposed acquisition of the Carve-Out Business pursuant to the previously announced Purchase Agreement. The Company is also providing two disclosure documents relating to the Carve-Out Business — a “Description of the Carve-Out Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Carve-Out Business”. The Company is also filing the Stock Purchase Agreement and Debt Commitment Letter referred to in the Company’s current Report on Form 8-K dated March 23, 2016 and an amendment to the Debt Commitment Letter. The Company’s proposed acquisition of the Carve-Out Business has not been consummated and remains subject to certain customary closing conditions.

Exhibits 10.1, 10.2, 10.3, 23.1, 99.2, 99.3, 99.4, 99.5 and 99.6 listed under Item 9.01 below of this Current Report on Form 8-K are deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements. This Current Report on Form 8-K and the exhibits filed herewith contain certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the transactions described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward looking statements include statements regarding the Acquisition and the expected financial and operational benefits from the Acquisition. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company’s products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from the Acquisition or other acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

The Company’s last guidance was provided on January 26, 2016. The Company is not commenting on, updating or confirming this guidance in connection with the offering referred to in Item 7.01 above and Exhibit 99.1.

Purchase Agreement. With respect to the Purchase Agreement filed as Exhibit 10.1, the representations and warranties contained in the Purchase Agreement are not intended to be a source of business or operational information about Mercury or the Carve-Out Business as such representations and warranties are made as of a specified date, are tools used to allocate risk between the parties, are subject to contractual standards of knowledge and materiality and are modified or qualified by information contained in our public filings and in the disclosure schedules exchanged by the parties.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement by and between Mercury Systems, Inc. and Microsemi Corporation, dated as of March 23, 2016.

10.2	Debt Commitment Letter by and among Mercury Systems, Inc. and Bank of America, N.A., Citibank, N.A., KeyBank National Association, and SunTrust Bank as joint lead arrangers and as joint bookrunners, dated as of March 23, 2016.

10.3	Amendment to Debt Commitment Letter by and among Mercury Systems, Inc. and Bank of America, N.A., Citibank, N.A., KeyBank National Association, and SunTrust Bank, dated as of March 31, 2016.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for the Carve-Out Business.

99.1	Press Release, dated April 4, 2016, of Mercury Systems, Inc.

99.2	Carve-Out Business audited consolidated balance sheets as of September 27, 2015 and September 28, 2014, and the related consolidated statements of operations and comprehensive income, consolidated statements of changes of invested equity and consolidated statements of cash flows for the years ended September 27, 2015, September 28, 2014 and September 29, 2013.

Exhibit No.	Description

99.3	Carve-Out Business unaudited condensed consolidated balance sheets as of January 3, 2016 and December 28, 2014 and the related unaudited condensed consolidated statements of operations and comprehensive income and condensed consolidated statements of cash flows for three months ended January 3, 2016 and December 28, 2014.

99.4	Mercury Systems, Inc. unaudited pro forma condensed consolidated balance sheet as of December 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2015 and the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2015.

99.5	Document titled “Description of the Carve-Out Business.”

99.6	Document titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Carve-Out Business.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 4, 2016	MERCURY SYSTEMS, INC.

	By:	/s/ Gerald M. Haines II
Gerald M. Haines II
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement by and between Mercury Systems, Inc. and Microsemi Corporation, dated as of March 23, 2016.

10.2	Debt Commitment Letter by and among Mercury Systems, Inc. and Bank of America, N.A., Citibank, N.A., KeyBank National Association, and SunTrust Bank as joint lead arrangers and as joint bookrunners, dated as of March 23, 2016.

10.3	Amendment to Debt Commitment Letter by and among Mercury Systems, Inc. and Bank of America, N.A., Citibank, N.A., KeyBank National Association, and SunTrust Bank, dated as of March 31, 2016.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for the Carve-Out Business.

99.1	Press Release, dated April 4, 2016, of Mercury Systems, Inc.

99.2	Carve-Out Business audited consolidated balance sheets as of September 27, 2015 and September 28, 2014, and the related consolidated statements of operations and comprehensive income, consolidated statements of changes of invested equity and consolidated statements of cash flows for the years ended September 27, 2015, September 28, 2014 and September 29, 2013.

99.3	Carve-Out Business unaudited interim consolidated balance sheets as of January 3, 2016 and December 28, 2014 and the related unaudited consolidated statements of operations and comprehensive income and consolidated statements of cash flows for three months ended January 3, 2016 and December 28, 2014.

99.4	Mercury Systems, Inc. unaudited pro forma condensed consolidated balance sheet as of December 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2015 and the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2015.

99.5	Document titled “Description of the Carve-Out Business.”

99.6	Document titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Carve-Out Business.”